EXHIBIT 1





                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER


                   THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of November 22, 1996 (the "Amendment Agreement"), is among Mattel, Inc., a Delaware corporation ("Parent"), Truck Acquisi-tion Corp., a Delaware corporation and a wholly owned subsid-iary of Parent ("Sub"), and Tyco Toys, Inc., a Delaware cor-poration (the "Company").

                   WHEREAS, the parties hereto have previously entered into that certain Agreement and Plan of Merger, dated as of November 17, 1996 (the "Merger Agreement"); and

                   WHEREAS, Section 9.3 of the Merger Agreement provides that the Merger Agreement may be amended, pursuant to action of the respective Board of Directors of each of the parties thereto, by an instrument in writing signed by each of the par-ties thereto; and

                   WHEREAS, the Board of Directors of each of the par-ties to the Merger Agreement has authorized the amendment of the Merger Agreement in the manner and subject to the condi-tions contemplated hereby; and

                   WHEREAS, the parties hereto have agreed to amend the Merger Agreement in certain respects as specified in this Amen-dment Agreement;

                   NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements set forth herein, the parties hereby amend and supplement the Merger Agr-eement as follows:


                   SECTION 1. Defined Terms. Except as otherwise set forth herein, capitalized terms used herein and not defined shall have the meaning provided in the Merger Agreement.

                   SECTION 2. Effectiveness of Amendments. The par-ties hereto agree that the Merger Agreement shall be amended in the manner provided for herein (the "Amendments"), which Amend-ments shall be effective upon execution of this Amendment Agreement (the "Amendment Effective Time").

                   SECTION 3.     The Merger.   Section 1.1 of the
         Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        Section 1.1  The Merger.  Upon the terms and
              subject to the conditions hereof, on the Effective Date
              (as defined below in Section 1.2), the Company shall be merged into Parent and the separate existence of the Com-pany shall thereupon cease, and the name of Parent, as the





              surviving corporation in the Merger (the "Surviving Corpo-ration"), shall remain "Mattel, Inc."

                   SECTION 4.     The Surviving Corporation.   Sections
         2.1, 2.2 and 2.3 of the Merger Agreement are hereby amended and restated in their entirety to provide as follows:

                        Section 2.1 Certificate of Incorporation.  The
              Certificate of Incorporation of Parent shall be the Cer-tificate of Incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by law and this Merger Agreement.

                        Section 2.2 By-Laws.  The By-laws of Parent as
              in effect on the Effective Date shall be the By-laws of the Surviving Corporation.

                        Section 2.3 Board of Directors; Officers.  The
              directors and officers of Parent immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their respective successors are duly elected and qualified.

                   SECTION 5.     Conversion of Shares.   Paragraph (c)
         of Section 3.1 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        (c) Each of the remaining outstanding shares of Series C Mandatorily Convertible Redeemable Preferred Stock, par value $.10 per share, of the Company (the "Com-pany Series C Preferred Stock") issued and outstanding im-mediately prior to the Effective Date shall be converted into a share of Series C Mandatorily Convertible Redeem-able Preferred Stock, $1.00 par value, of Parent ("Parent Series C Preferred Stock"), with substantially the same rights and preferences as correspond to the Company Series C Preferred Stock as contemplated by Section III(E) of the Certificate of Designations for the Company Series C Pre-ferred Stock. Appropriate alterations to reflect the transactions contemplated by this Agreement will be made at the Effective Date to the depositary share agreement relating to the Company Series C Preferred Stock.

                   SECTION 6.     Conversion of Shares.   Paragraph (f)
         of Section 3.1 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        (f) Each issued and outstanding share of capi-tal stock of Sub shall be continue to be issued and out-standing and shall in all respects be unaffected by the Merger.




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                   SECTION 7.     Issuance of Shares.  Section 3.2 of
         the Merger Agreement is hereby amended and restated in its en-tirety to provide as follows:

                   Section 3.2. Parent to Make Certificates Available. Prior to the Effective Date, Parent shall select The First National Bank of Boston or such other person or persons reasonably satisfactory to the Company to act as Exchange Agent for the Merger (the "Exchange Agent"). As soon as practicable after the Effective Date, Parent shall make available, and each holder of Company Common Stock, Com-pany Series B Preferred Stock, Company Series C Preferred Stock, Company Stock Options or Company Restricted Stock Units to be converted pursuant to Section 3.1 (each, a "Company Holder") will be entitled to receive, upon sur-render to the Exchange Agent of one or more certificates representing such stock (or in the case of Company Re-stricted Stock Units and Company Stock Options, the rel-evant agreement or other evidence of right and interest in such Restricted Stock Units or Company Stock Options) ("Certificates") for cancellation, certificates represent-ing the number of shares of Parent Common Stock, Parent Series B Preferred Stock or Parent Series C Preferred Stock, as the case may be, into which such shares or op-tions are converted in the Merger and cash in consider-ation of fractional shares as provided in Section 3.4. Such shares of Parent Common Stock, Parent Series B Pre-ferred Stock or Parent Series C Preferred Stock issued in the Merger shall each be deemed to have been issued at the Effective Date.

                   SECTION 8.     Dividends; Transfer Taxes.  Section
         3.3 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                   Section 3.3. Dividends; Transfer Taxes. No divi-dends or other distributions that are declared or made on Parent Common Stock will be paid to persons entitled to receive certificates representing Parent Common Stock pur-suant to this Merger Agreement until such persons sur-render their Certificates representing Company Common Stock, Company Stock Options or Company Restricted Stock Units, as the case may be. Upon such surrender, there shall be paid to the person in whose name the certificates representing such Parent Common Stock shall be issued any dividends or other distributions which shall have become payable with respect to such Parent Common Stock in re-spect of a record date after the Effective Date. In no event shall the person entitled to receive such dividends be entitled to receive interest on such dividends. In the event that any certificates for any shares of Parent Com-mon Stock, Parent Series C Preferred Stock or Parent Se-ries B Preferred Stock, as the case may be, are to be is-sued in a name other than that in which the Certificates


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              representing shares of Company Common Stock, Company Se-
              ries B Preferred Stock, Company Series C Preferred Stock, Company Stock Options or Company Restricted Stock Units, as the case may be, surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Ex-change Agent any transfer or other taxes required by rea-son of the issuance of certificates for such shares of Parent Common Stock, Parent Series C Preferred Stock or Parent Series B Preferred Stock, as the case may be in a name other than that of the registered holder of the Cer-tificate surrendered, or shall establish to the satisfac-tion of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a Company Holder for any shares of Parent Common Stock or dividends thereon or any shares of Parent Series B Pre-ferred Stock or Parent Series C Preferred Stock, as the case may be, delivered to a public official pursuant to any applicable escheat laws.

                   SECTION 9. No Fractional Shares. Section 3.4 of the Merger Agreement is hereby amended and restated in its en-tirety to provide as follows:

                   Section 3.4. No Fractional Shares. No certificates or scrip representing less than one full share of Parent Common Stock shall be issued upon the surrender for ex-change of Certificates representing Company Common Stock, Company Stock Options or Company Restricted Stock Units pursuant to Section 3.1(b), (g) or (h). In lieu of any such fractional share, each Company Holder who would oth-erwise have been entitled to a fraction of a share of Par-ent Common Stock upon surrender of Certificates for ex-change pursuant to Section 3.1(b), (g) or (h) shall be paid upon such surrender cash (without interest) in an amount equal to such holder's proportionate interest in the net proceeds from the sale or sales in the open market by the Exchange Agent, on behalf of all such holders, of the aggregate fractional Parent Common Stock issued pursu-ant to this Section 3.4. As soon as practicable following the Effective Date, the Exchange Agent shall determine the excess of (i) the number of full shares of Parent Common Stock delivered to the Exchange Agent by Parent over (ii) the aggregate number of full shares of Parent Common Stock to be distributed to holders of Company Common Stock, Com-pany Stock Options or Company Restricted Stock Units (such excess being herein called the "Excess Shares"), and the Exchange Agent, as agent for the former Company Holders, shall sell the Excess Shares at the prevailing prices on the NYSE. The sale of the Excess Shares by the Exchange Agent shall be executed on the NYSE through one or more member firms of the NYSE and shall be executed in round



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              lots to the extent practicable.  Parent shall pay all com-
              missions, transfer taxes and other out-of-pocket transac-tion costs, including the expenses and compensation of the Exchange Agent, incurred in connection with such sale of Excess Shares. Until the net proceeds of such sale have been distributed to the former Company Holders, the Ex-change Agent will hold such proceeds in trust for such former stockholders (the "Fractional Securities Fund").
              As soon as practicable after the determination of the amount of cash to be paid to former Company Holders in lieu of any fractional interests, the Exchange Agent shall make available in accordance with this Merger Agreement such amounts to such former stockholders.

                   SECTION 10. Representations and Warranties of the Company. Section 5.4 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        Section 5.4 Authority Relative to this Merger
              Agreement. The Company has the corporate power to enter into this Merger Agreement, subject to the requisite ap-proval of this Merger Agreement by the holders of Company Common Stock, Company Series B Preferred Stock and Company Series C Preferred Stock voting together as a single class, and to carry out its obligations hereunder. The execution and delivery of this Merger Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors. This Merger Agreement constitutes a valid and binding ob-ligation of the Company enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the avail-ability of equitable remedies, including specific perfor-mance, is subject to the discretion of the court before which any proceeding therefor may be brought. Except for the requisite approval of the holders of Company Common Stock, Company Series B Preferred Stock and Company Series C Preferred Stock voting together as a class, no other corporate proceedings on the part of the Company are nec-essary to authorize this Merger Agreement and the transac-tions contemplated hereby. The Company is not subject to or obligated under (i) any charter, by-law, indenture or other loan document provision (other than as set forth in the Company Disclosure Schedule) or (ii) any other con-tract, license, franchise, permit, order, decree, conces-sion, lease, instrument, judgment, statute, law, ordi-nance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or as-sets which would be breached or violated, or under which there would be a default (with or without notice or lapse of time, or both), or under which there would arise a right of termination, cancellation or acceleration of any








              obligation or the loss of a material benefit, by its ex-ecuting and carrying out this Merger Agreement, other than, in the case of clause (ii) only, (A) any breaches, violations, defaults, terminations, cancellations, ac-celerations or losses which, either singly or in the ag-gregate, will not have a Company Material Adverse Effect or prevent the consummation of the transactions contem-plated hereby and (B) the laws and regulations referred to in the next sentence. Except as referred to herein or, with respect to the Merger or the transactions contem-plated thereby, in connection, or in compliance, with the provisions of the HSR Act, the Securities Act, the Ex-change Act, the Foreign Laws and the environmental, cor-poration, securities or blue sky laws or regulations of the various states, no filing or registration with, or au-thorization, consent or approval of, any public body or authority is necessary for the consummation by the Company of the Merger or the other transactions contemplated hereby, other than filings, registrations, authorizations, consents or approvals the failure of which to make or ob-tain would not have a Company Material Adverse Effect or prevent the consummation of the transactions contemplated hereby and thereby.

                   SECTION 11. Conditions Precedent. Paragraph (a) of Section 8.1 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        (a) This Merger Agreement and the transactions
              contemplated hereby shall have been approved and adopted by the requisite vote of the holders of the Company Common Stock, the Company Series B Preferred Stock and the Com-pany Series C Preferred Stock voting together as a class.

                   SECTION 12. Conditions Precedent. Paragraph (b) of Section 8.1 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                   (b) The Parent Common Stock and the Parent Series C Preferred Stock issuable in the Merger shall have been authorized for listing on the NYSE upon official notice of issuance.

                   SECTION 13. Conditions Precedent. Paragraph (e) of Section 8.3 of the Merger Agreement is hereby amended by inserting a period after the phrase "Company Material Adverse Effect" and deleting the remainder of the such paragraph.

                   SECTION 14. Conditions Precedent. Paragraph (f) of Section 8.3 of the Merger Agreement is hereby amended and restated in its entirety to provide as follows:

                        (f) Notwithstanding paragraph 8.3(e), the
              Company shall not be required to obtain a Consent with respect to the agreement set forth on Schedule 8.3(f).


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                   SECTION 15.    Conforming Changes.  The parties
         hereto agree to make such other conforming changes to the Merger Agreement as are necessary to make each provision con-sistent with the amendments adopted in this Amendment Agree-ment.

                   SECTION 16. Representations and Warranties of this Amendment Agreement.

              (a) Parent and Sub represent and warrant to the Company that, as to the matters set forth in Sections 4.4 and 4A.3 of the Merger Agreement, such matters, mutatis mutandis, are true and correct with respect to this Amendment Agreement.

              (b) The Company represents and warrants to Parent that, as to the matters set forth in Sections 5.4 of the Merger Agreement, as amended hereby, such matters, mutatis mutandis, are true and correct with respect to this Amendment Agreement.


                   SECTION 17.    Miscellaneous.

              (a) This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

              (b) This Amendment Agreement may be executed by the par-ties hereto in separate counterparts, each of which shall con-stitute one and the same original.

              (c) Except as provided in this Amendment Agreement, the Merger Agreement remains in full force and effect without any amendment or alteration.

              (d) The provisions of Section 10.2, 10.4 and 10.5 con-tained in the Merger Agreement are hereby incorporated herein by reference and made applicable, mutatis mutandis, to this Amendment Agreement.


















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                   IN WITNESS WHEREOF, the parties have executed this
         Amendment Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                             MATTEL, INC.


                                  By /s/ Ned Mansour
                                     Name: Ned Mansour
                                     Title: President of
                                             Corporate
                                             Operations


                             TRUCK ACQUISITION CORP.


                                  By /s/ Ned Mansour
                                     Name: Ned Mansour
                                     Title: President


                             TYCO TOYS, INC.


                                  By /s/ Harry J. Pearce
                                     Name: Harry J. Pearce
                                     Title: Vice Chairman


























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